                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                               November 29, 2002
                               -----------------
                Date of Report (Date of earliest event reported)

                                DATASCOPE CORP.
                                ---------------
             (Exact name of registrant as specified in its charter)

   Delaware                        0-6516                       13-2529596
---------------                 ------------                 ------------------
(State of other                 (Commission                   (I.R.S. Employer
jurisdiction of                 file Number)                 Identification No.)
incorporation)

14 Philips Parkway, Montvale, New Jersey                          07645-9998
----------------------------------------                          ----------
(Address of principal executive offices)                          (Zip Code)

                                 (201) 391-8100
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not applicable
                                 --------------
         (Former name or former address, if changed since last report)


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Item 5.  OTHER EVENTS

On July 21, 1999, Datascope Corp. instituted patent infringement litigation relating to a vascular sealing method against Vascular Solutions, Inc. in the United States District Court, District of Minnesota. In that litigation Datascope's complaint alleged that the manufacture, use and/or sale of Vascular Solutions' Duett device infringed Datascope's United States Patent No. 5,725,498. At the end of November 2002, the parties settled the matter. Pursuant to the settlement, Vascular Solutions paid Datascope $3,750,000 and Datascope granted Vascular Solutions a limited, non-exclusive patent license.



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                                                                        Form 8-K


SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.



                       DATASCOPE CORP.

                       Registrant



                       By: \s\ Leonard S. Goodman
                           -----------------------------------------------------
                           Vice President, Chief Financial Officer and Treasurer



         Dated: December 10, 2002